                                                                    EXHIBIT 10.3



                                PROMISSORY NOTE
                                ---------------


     $1,000,000.00                                        New York, New York
                                                            June 10, 1996


               FOR VALUE RECEIVED, the undersigned INFLUENCE, INC., a Delaware corporation (hereinafter called the "Borrower"), promises to pay to the order of LEWIS C. PELL (hereinafter called the "Lender"), or registered assigns, the principal amount of One Million Dollars ($1,000,000.00), and to pay interest on the unpaid principal amount hereof, (and, to the extent permitted by applicable law, any overdue payment of interest), for the period commencing on the date hereof through and including the date the principal amount hereof shall be paid in full, such interest to accrue daily and be payable together with the principal amount at any time at the option of the Borrower, but in no event later than June 10, 1998, (or, if such date is not a banking day in New York, New York, on the next succeeding banking day with interest accruing to such next succeeding banking day), at a rate per annum, computed on the basis of a 360-day year and actual days elapsed, equal to the "Applicable Federal rate" on the date hereof, as defined in Treas. Reg. Section 1.482-2(a)(1)(iv)(C).

               1.  Successors and Assigns.  The terms of this Note shall be
                   ----------------------
     binding upon and inure to the benefit of and be enforceable by the respective successors and permitted assigns of the Borrower and the Lender, whether so expressed or not, and, in particular, shall inure to the benefit of and be enforceable by any holder or holders of this Note.

               2.  Modifications and Amendments.  No modification, rescission,
                   ----------------------------
     waiver, forbearance, release or amendment of any provision of this Note shall be made, except by a written agreement duly executed by the Borrower and the Lender.

               3.  Governing Law.  This Note shall be governed by, and construed
                   -------------
     and interpreted in accordance with, the laws of the State of New York, without regard to principles of conflicts of laws (other than Section 5-1401 of the New York General Obligations Law), as to all matters, including, but not limited to, matters of validity, construction, effect, performance and remedies.

               4.  Lost, Mutilated or Stolen Note.  Upon receipt of evidence
                   ------------------------------
     reasonably satisfactory to the Borrower of the loss, theft, destruction or mutilation of this Note and, in the case of any such mutilation, upon the surrender of this Note for cancellation to the Borrower at its principal office, the Borrower will execute and deliver, in lieu thereof, a new Note of like tenor containing the same subordination and other terms as this Note, dated so that there will be no loss of interest on such lost, stolen, destroyed or mutilated Note. Any Note in lieu of which any such new Note has been so executed and delivered by the Borrower shall not be deemed to be an outstanding Note for any purpose.

               5.  Headings.  Paragraph headings used in this Note are for
                   --------
     convenience of reference only, are not part of this Note and are not to affect the construction of, or to be taken into consideration in interpreting, this Note.

               6.  Severability.  If any provision of this Note is held by a
                   ------------
     court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the provisions of this Note shall remain in full force and effect.

               IN WITNESS WHEREOF, the undesigned parties hereto have caused this Note to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                 INFLUENCE, INC.



                                 By:    /s/ Oren Globerman
                                        ------------------

                                 Name:  Oren Globerman
                                        --------------------

                                 Title: Vice Chairman
                                        --------------------

                                PROMISSORY NOTE
                                ---------------



     $1,000,000.00                                        New York, New York
                                                            August 14, 1996


               FOR VALUE RECEIVED, the undersigned INFLUENCE, INC., a Delaware corporation (hereinafter called the "Borrower"), promises to pay to the order of LEWIS C. PELL (hereinafter called the "Lender"), or registered assigns, the principal amount of One Million Dollars ($1,000,000.00), and to pay interest on the unpaid principal amount hereof, (and, to the extent permitted by applicable law, any overdue payment of interest), for the period commencing on the date hereof through and including the date the principal amount hereof shall be paid in full, such interest to accrue daily and be payable together with the principal amount at any time at the option of the Borrower, but in no event later than August 14, 1998, (or, if such date is not a banking day in New York, New York, on the next succeeding banking day with interest accruing to such next succeeding banking day), at a rate per annum, computed on the basis of a 360-day year and actual days elapsed, equal to the "Applicable Federal rate" on the date hereof, as defined in Treas. Reg. Section 1.482-2(a)(1)(iv)(C).

               1.  Successors and Assigns.  The terms of this Note shall be
                   ----------------------
     binding upon and inure to the benefit of and be enforceable by the respective successors and permitted assigns of the Borrower and the Lender, whether so expressed or not, and, in particular, shall inure to the benefit of and be enforceable by any holder or holders of this Note.

               2.  Modifications and Amendments.  No modification, rescission,
                   ----------------------------
     waiver, forbearance, release or amendment of any provision of this Note shall be made, except by a written agreement duly executed by the Borrower and the Lender.

               3.  Governing Law.  This Note shall be governed by, and construed
                   -------------
     and interpreted in accordance with, the laws of the State of New York, without regard to principles of conflicts of laws (other than Section 5-1401 of the New York General Obligations Law), as to all matters, including, but not limited to, matters of validity, construction, effect, performance and remedies.

               4.  Lost, Mutilated or Stolen Note.  Upon receipt of evidence
                   ------------------------------
     reasonably satisfactory to the Borrower of the loss, theft, destruction or mutilation of this Note and, in the case of any such mutilation, upon the surrender of this Note for cancellation to the Borrower at its principal office, the Borrower will execute and deliver, in lieu thereof, a new Note of like tenor containing the same subordination and other terms as this Note, dated so that there will be no loss of interest on such lost, stolen, destroyed or mutilated Note. Any Note in lieu of which any such new Note has been so executed and delivered by the Borrower shall not be deemed to be an outstanding Note for any purpose.

               5.  Headings.  Paragraph headings used in this Note are for
                   --------
     convenience of reference only, are not part of this Note and are not to affect the construction of, or to be taken into consideration in interpreting, this Note.

               6.  Severability.  If any provision of this Note is held by a
                   ------------
     court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the provisions of this Note shall remain in full force and effect.

               IN WITNESS WHEREOF, the undesigned parties hereto have caused this Note to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                 INFLUENCE, INC.



                                 By:    /s/ Peter A. Bick
                                        --------------------

                                 Name:  Peter A. Bick
                                        --------------------

                                 Title: President and Chief
                                           Executive Officer





                                      -2-